Exhibit 10.9

GLOBAL TECHNOLOGY TRANSFER AND LICENSE AGREEMENT

between

ArriVent Biopharma, Inc.

and

Shanghai Allist Pharmaceuticals Co., Ltd.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Table of Contents

Page

1.	DEFINITIONS AND INTERPRETATIONS	1

2.	LICENSING	10

3.	COLLABORATION COMMITTEE	12

4.	DEVELOPMENT	14

5.	COMMERCIALIZATION; MANUFACTURE AND SUPPLY	16

6.	FINANCIALS AND REPORTS	19

7.	INTELLECTUAL PROPERTY	25

8.	INFRINGEMENT AND ENFORCEMENT Third Party Infringement Actions	27

9.	CONFIDENTIALITY	29

10.	INDEMNIFICATION, REPRESENTATIONS AND WARRANTIES	31

11.	TERM AND TERMINATION	35

12.	DISPUTE RESOLUTION	38

13.	MISCELLANEOUS	39

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

i

This GLOBAL TECHNOLOGY TRANSFER AND LICENSE AGREEMENT (this “Agreement”) is effective from the Effective Date by and between:

Shanghai Allist Pharmaceuticals Co., Ltd., (“Allist”) a limited liability Company incorporated under the laws of China, having its principal place of business at No. 1118 Halei Road, Pudong New District, Shanghai, China;

and

ArriVent BioPharma, Inc. (“ArriVent”), a Delaware corporation, registered at 251 Little Falls Drive, City of Wilmington, Delaware 19808 (each a Party; collectively, Parties.)

RECITAL

A.            WHEREAS, Allist owns the Allist IP in and relating to Licensed Compounds (as defined below);

B.            WHEREAS, Allist desires to collaborate with ArriVent to grant an exclusive license to ArriVent to Exploit the Products in the Field in the Licensed Territory (as defined below), subject to the terms and conditions set forth herein;

C.            WHEREAS, ArriVent wishes to obtain an exclusive license to Exploit the Products in the Licensed Territory; and

D.            WHEREAS, Allist will retain its right to Exploit Products in the Retained Territory (as defined below).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants expressed herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.            DEFINITIONS AND INTERPRETATIONS

1.1           Interpretation. In this Agreement, a reference to:

1.1.1            a paragraph, section, exhibit or schedule is a reference to a paragraph, section, exhibit or schedule to this Agreement;

1.1.2            any document includes a reference to that document (and, where applicable, any of its provisions) as amended, novated, supplemented or replaced from time to time;

1.1.3            a statute or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

1.1.4            the headings contained in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.1.5            the singular includes the plural and vice versa, except as it regards the definitions of Party and Parties;

1.1.6            a party, person or entity includes:

(a)               an individual, firm, company, corporation, association, trust, estate, state or agency of a state, government or government department or agency, municipal or local authority and any other entity, whether or not incorporated and whether or not having a separate legal personality; and

(b)               an employee, agent, successor, permitted assign, executor, administrator and other representative of such party, person or entity;

1.1.7            one gender includes the other;

1.1.8            “written” and “in writing” include any means of reproducing words, figures or symbols in a tangible and visible form;

1.1.9            a day, month or year is a reference to a calendar day, calendar month or calendar year, as the case may be;

1.1.10          individuals or persons include companies and other corporations and vice versa;

1.1.11          the words “include” or “including” shall be deemed to be followed by “without limitation” or “but not limited to.”

1.2           Definitions. In this Agreement (including the Exhibits and Schedules), the capitalized terms shall have the following meanings:

“Accounting Standards” means (a) United States Generally Accepted Accounting Principles (“GAAP”); or (b) International Financial Reporting Standards (“IFRS”), in each case, as generally and consistently applied by the applicable Selling Party (as defined below).

“Affiliate” means any corporation or other entity that controls, is controlled by, or is under common control with a Party. A corporation or other entity will be regarded as in control of another corporation or entity if such corporation or entity owns or directly or indirectly controls fifty percent (50%) or more of the voting stock or other ownership interest of the corporation or other entity, or if such corporation or entity possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the corporation or other entity.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Agreement” means this Global Technology Transfer and License Agreement, including its Exhibits and Schedules, which the Parties may amend or supplement from time to time.

“Active Ingredient” means any chemical component that determines the function of a product. An Active Ingredient can be, without limitation, antigens, enzymes, and chemical compounds, including any respective salt, hydrate, solvate or oxide anhydrides, esters, amides, metabolic precursors or prodrugs, isomers, active metabolites, complexes, conjugates, polymorph or physical forms thereof.

“Allist Know-How” means all Know-How (excluding any Allist Patent Rights) that is Controlled as of the Effective Date or thereafter during the Term by Allist and is reasonably necessary or reasonably useful to Exploit Product(s) in the Field, including any such Know-How made by or on behalf of Allist in the course of performing Allist’s obligations or exercising Allist’s rights under this Agreement and any Allist Results. For the avoidance of doubt, Allist Know-How includes, but is not limited to, any and all technical data, reports, information, procedures, techniques and other know-how or any trade secrets owned or Controlled by Allist, including any Know-How that is an Improvement and any Joint Inventions.

“Allist Patent Rights” means all Patent Rights that are Controlled by Allist as of the Effective Date and during the Term of the Agreement that claim a composition of matter or any composition or formulation of, claim a method of making or using, or would otherwise be infringed by Exploiting a Product in the Licensed Territory. For the avoidance of doubt, Allist Patent Rights includes any Patent Rights that cover an Improvement and any Joint Patents.

“Allist IP” means the Allist Patent Rights, Allist Improvements and the Allist Know-How.

“Allist Results” means any information, data and result which Allist generates or collects in the conduct of any Global Study in the Retained Territory.

“Allist Trademarks” means the trademarks owned or Controlled by Allist and listed on Schedule 1 attached hereto.

“ArriVent Improvement” means any improvement or enhancement to the Allist Know-How that is: (a) made or discovered by ArriVent (either solely or jointly) in the practice of the licenses granted under this Agreement during the Term; and (b) Controlled by ArriVent or its Affiliates during the Term.

“ArriVent Results” means any information, data and result that relates solely and exclusively to the Products, which ArriVent generates or collects in the conduct of clinical trials (including any Global Study) or preclinical activities with the Products in the Licensed Territory.

“Business Day” means a day other than a Saturday, Sunday, or a bank or other public holiday in New York, NY, USA.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“CDA” means that certain Confidential Disclosure Agreement dated as of [***], by and between the Parties.

“Commercially Reasonable Efforts” means with respect to ArriVent, an obligation under this Agreement, the effort, expertise and resources normally used by ArriVent in the development and/or Commercialization of a compound or product owned or controlled by ArriVent which is of similar market potential at a similar stage in its development or product life, taking into account issues of safety and efficacy, product profile, the competitiveness of the marketplace, the proprietary position of the compound or product, the regulatory structure involved, the profitability of the applicable products, and other relevant factors.

“Confidential Information” means, with respect to a Party (a “Disclosing Party”), all data, results, and information of any type whatsoever, in any tangible or intangible form, including know-how, trade secrets, practices, techniques, methods, processes, inventions, developments, specifications, formulations, formulae, materials or compositions of matter of any type or kind (patentable or otherwise), software, algorithms, marketing reports, customer information, business or financial information, expertise, technology, test data including pharmacological, biological, chemical, biochemical, toxicological, and clinical test data, analytical and quality control data, stability data, studies and procedures, that is disclosed to the other Party (the “Receiving Party”) under this Agreement. For clarity, (a) the existence and terms of this Agreement are the Confidential Information of both Parties; (b) all information disclosed by a Disclosing Party to the other Party under the CDA is deemed the Confidential Information of such Disclosing Party under this Agreement; (c) all information disclosed by ArriVent under the Confidentiality Agreement that relates to the transaction under this Agreement is deemed the Confidential Information of ArriVent under this Agreement; (d) all Allist IP will be deemed to be the Confidential Know-How of Allist, to which ArriVent shall have a license in accordance with this Agreement; (e) all Inventions of the owning Party as set forth in Article 7 shall be deemed the Confidential Information of such Party; (f) any scientific, technical, manufacturing or financial information and information disclosed through an audit report, Commercialization report, development report or other report, shall constitute Confidential Information of the Disclosing Party; and (g) all Confidential Information which has been disclosed by either Party to the other Party pursuant to the Existing Confidentiality Agreement shall be deemed to be such Party’s Confidential Information hereunder.

“Control” means, with respect to any material, information, or intellectual property right, that a Party owns or has a license to such material, information, or intellectual property right and has the ability to grant to the other Party access, a license, or a sublicense (as applicable) to such material, information, or intellectual property right on the terms and conditions set forth herein without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Party would be first required hereunder to grant to the other Party such access, license, or sublicense.

“Collaboration Committee” or “CC” is defined in Article 3.1.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Commercialize” or “Commercialization “means any and all activities directed to marketing, promoting, manufacturing, packaging and distributing a Licensed Product, offering for sale and selling of a Licensed Product, and exporting or importing a Licensed Product for sale. When used as a verb, “Commercialize” means to engage in Commercialization.

“Development Program” means the development activities with respect to the Licensed Product performed by ArriVent, and/or its Affiliate(s) in the Licensed Territory in accordance with the Product Development Plan as revised from time to time as provided in this Agreement.

“Dollar” or “$” means the lawful currency of the United States of America.

“Effective Date” means the date (1) when both Parties have duly executed this Agreement and (2) both Parties have approved the execution of this Agreement and the transaction under this Agreement according to their respective company governance, whichever occurs later. For clarity, this Agreement does not bind either Party unless and until the board of directors and the general assembly of the shareholders of Allist approve this Agreement.

“Exploit” or “Exploitation” means to make, have made, import, export, use, sell, or offer for sale, including to research, develop, Commercialize, register, hold, or keep (whether for disposal or otherwise), have used, transport, distribute, promote, market, or have sold or otherwise dispose of. When used as a verb, “Exploit” means to conduct Exploitation.

“Field” means [***].

“First Commercial Sale” of any Product means the first sale for use by an end-user customer of such Product, as applicable, in a country (following receipt of all Regulatory Approvals that are required in order to sell such Product in such country); provided, that the following shall not constitute a First Commercial Sale: (a) any sale to an Affiliate or sublicensee, unless such Affiliate or sublicensee is the last person or entity in the distribution chain of the Licensed Product; or (b) any use of such Product in clinical trials or non-clinical development activities with respect to such Product by or on behalf of a Party, or disposal or transfer of such Product for a bona fide charitable purpose, compassionate use, or samples if no monetary consideration is received for such use or transfer.

“First Indication” is defined in Article 6.3.2

“Force Majeure” is defined in Article 13.4.

“Global Development Plan” means the global development plan for any Global Study that the Parties agree to undertake pursuant to this Agreement, which shall include a budget, to be prepared by the Parties and reviewed by the CC, as such plan may be amended from time to time in accordance with this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Global Study” means any global clinical trial to be conducted with any Product that the Parties mutually agree to conduct. For clarity, (a) any clinical study to be performed in the Retained Territory only is not a Global Study even if the data generated from such study will be shared for use in the Licensed Territory and (b) any clinical study to be performed in the Licensed Territory only is not a Global Study even if the data generated from such study will be shared for use in the Retained Territory.

“Allist Improvement” means any improvement or enhancement to the Allist Know-How that is: (a) made or discovered by Allist (either solely or jointly) during the Term; and (b) Controlled by Allist or its Affiliates during the Term.

“Initial Payment” means the upfront payment as set out in Article 6.2.

“Invention” means any Know-how, process, method, composition of matter, article of manufacture, polymorph, discovery, or finding that is conceived or reduced to practice, constructively or actually, by either Party or jointly by the Parties in connection with the development of a Product under this Agreement. For clarity, the term “Invention” shall exclude any ArriVent Results and any Allist Results.

“Joint Invention(s)” is defined in Article 7.3.

“Know-How” means any and all formulae, processes, trade secrets, technologies, know-how, inventions, improvements, discoveries and claims (including confidential data and Confidential Information), whether patentable or unpatentable, including, without limitation, synthesis, preparation, recovery and purification processes and techniques, control methods and assays, chemical data, toxicological and pharmacological data and techniques, clinical data, medical uses, product forms and product formulations and specifications.

“Licensed Compound” means (a) the chemical compound of Furmonertinib, coded by [***], (b) [***] (collectively “Furmonertinib”) and (c) any other compound that is claimed in the Allist Patent Rights, in each case regardless of its finished form, formulation or dosage.

“License Grant” means the license granted under Article 2.

“Licensed Territory” means all countries and territories, excluding the Retained Territory.

“Major Market Countries” means [***].

“Materials” shall have the meaning given to it under Article 2.4.

“Milestone Event” means each of the milestone events set out in Article 6.3.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Milestone Payment” means the corresponding payment made by Allist to ArriVent after achievement of a Milestone Event with a Licensed Product set out in Article 6.3

“Net Sales” mean, with respect to a Product, the gross amount invoiced by ArriVent (including any ArriVent Affiliate) or any sublicensee) thereof (a “Selling Party”) to unrelated Third Parties (excluding any sublicensee) for Product sales in the Licensed Territory, less the following:

(a)               customary trade, quantity and cash discounts allowed, cash and non-cash coupons, and charge-back payments and rebates granted to any Third Party (including to Regulatory Agencies, purchasers, reimbursers, customers, distributors, wholesalers, and group purchasing and managed care organizations or entities (and other similar entities and institutions)) that are not otherwise attributable to other products of the Selling Party;

(b)               discounts, refunds, rebates, chargebacks, retroactive price adjustments and similar allowances, limited to reasonable adjustments and allowances which effectively reduce the net selling price;

(c)               actual Product returns or allowances (accounting allowances for returns or disposal of returned Product) and any other credits or allowances, if any, on account of price adjustments, recalls, claims, damaged goods, rejections, or returns of items previously sold (including Licensed Product returned in connection with recalls or withdrawals);

(d)               insurance, customs charges, freight, postage, shipping, handling, and other transportation costs incurred by a Selling Party in shipping Licensed Product to a Third Party, to the extent actually incurred and itemized; and

(e)               any tax imposed on the sales of Products which is typically deducted before calculating the amount of Net Sales according to applicable Accounting Standards, including, for instance, to the extent applicable, import taxes, export taxes, excise taxes (including annual fees due under Section 9008 of the United States Patient Protection and Affordable Care Act of 2010 (Pub. L. No. 111-48) and other comparable applicable law), sales tax, value-added taxes, consumption taxes, duties, or other taxes levied on, absorbed, determined, or imposed with respect to such sales), excluding income or net profit taxes or franchise taxes of any kind.

Such amounts will be determined from the books and records of the Selling Party, maintained in accordance with the Accounting Standards, consistently applied. ArriVent further agrees in determining such amounts, it will use ArriVent’s then-current standard procedures and methodology, including ArriVent’s then-current standard exchange rate methodology for the translation of foreign currency sales into U.S. Dollars or, in the case of sublicensees, such similar methodology, consistently applied.

In the event the Product is sold together with one or more other product(s) at a single price (such combination is hereinafter referred to as a “Combination Product”), [***].

In the event that the weighted average sale price of the Product can be determined but the weighted average sale price of the other product(s) cannot be determined, [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

In the event that the weighted average sale price of the other product(s) can be determined but the weighted average sale price of the Product cannot be determined, Net Sales shall be calculated by multiplying the Net Sales of the Combination Product by the following formula: [***].

In the event that the weighted average sales price of both the Product and the other product(s) in the Combination Product cannot be determined, Net Sales with respect to such Combination Product shall be commercially reasonable and determined by good faith negotiation between Allist and ArriVent consistent with the ratios referenced above.

“Notice” is defined in Article 13.6.

“Patent Rights” means all patents and patent applications, including: (i) all substitutions, divisions, continuations, continuations-in-part thereof and requests for continued examination of any of the foregoing, (ii) all patents issued from any of the foregoing patent applications, (iii) all reissues, renewals, registrations, confirmations, re-examinations, extensions, and supplementary protection certificates of any of the foregoing, and (iv) all foreign equivalents of any of the foregoing.

“PRC” means, for the purpose of this Agreement, the People’s Republic of China, excluding [***].

“Primary Contact Person” means the respective individuals designated by Allist and ArriVent, as noted in Exhibit B, who will be responsible for the day-to-day interactions between the Parties related to the Development Program and the management of the day-to-day operations of the Development Program. Each Party may change its Primary Contact Person upon Notice to the other Party.

“Product” or “Licensed Product” means any product containing a Licensed Compound as the sole Active Ingredient or in combination with one or more other Active Ingredients in all forms, presentations, and formulations (including manner of delivery and dosage). For clarity, a Product is not considered a separate Product because of use of a different trade name or trademark or because of variations in formulation in which the Active Ingredient is the same or substantially equivalent.

“Product Development Plan” means the written Product development plan for each Product selected by ArriVent for development (including a corresponding budget), as amended from time to time by ArriVent and reviewed by CC. ArriVent shall prepare a draft Product Development Plan for each Product.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Program Year” means each twelve (12) calendar month period starting from January 1 through December 31 during the term of the Development Program, except (i) in the first Program Year in which case the Program Year will be the period from the Effective Date through December 31 of that calendar year; and (ii) in the last Program Year in which case the Program Year will not be the period from January 1 of that calendar year through the date that the Development Program ends.

“Regulatory Agency” means, any governmental authority that regulates pharmaceutical products, including but not limited to the Drug Enforcement Administration (“DEA”), including the Controlled Substance Section (“CSS”); the Environmental Protection Agency (“EPA”); the Food and Drug Administration (“FDA”), including the Center for Veterinary Medicine (“CVM”) and the Center for Drug Evaluation and Research (“CDER”); the Food Safety and Inspection Service (“FSIS”); the U.S. Department of Agriculture (“USDA”); or any counterparts thereof in jurisdictions outside of the United States.

“Regulatory Approval” means all official approvals by applicable Regulatory Agencies in a country (or supra-national organizations, such as the EMA) which are required for the first use or sale, including, importation, manufacture (where manufacture is required), and if required, approvals for pricing or reimbursement of, a Licensed Product in such country.

“Regulatory Filing” means any filing, application, or submission with any Regulatory Agency, including authorizations, approvals or clearances arising from the foregoing, including Regulatory Approvals, and all correspondence or communication with or from the relevant Regulatory Authority, as well as minutes of any material meetings, telephone conferences or discussions with the relevant Regulatory Authority, in each case, with respect to a Product.

“Reporting Period” is defined in Article 6.11.

“Retained Territory” means the People’s Republic of China, including [***].

“Royalty” and “Royalty Rate shall have the meaning as set out under Article 6.5.

“Second Indication” is defined in Article 6.3.3.

“Sole Invention(s)” is defined in Article 7.3.

“Term” is defined in Article 11.1.

“Tax” or “Taxes” means any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including any interest thereon).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Third Party” means any entity, including any natural person, other than Allist or ArriVent and their respective Affiliates.

“Third Party IP” means any patent or other intellectual property rights belonging to a Third Party in any jurisdiction in the Licensed Territory that is necessary or useful to Exploit the Licensed Compounds or the Products.

“Third-Party Payment” means any payments that will be paid to any Third-Party Licensor for Third Party IP.

“Valid Claim” means a claim of any patent within the Allist Patent Rights that: (a) has issued and has not expired, lapsed, been cancelled, or abandoned, or been dedicated to the public, disclaimed, or held unenforceable, invalid, unpatentable, revoked, or cancelled by a court or administrative agency of competent jurisdiction in an order or decision from which no appeal has been or can be taken, including through opposition, reexamination, reissue, disclaimer, inter parties review, post grant review, post grant procedures, or similar proceedings; or (b) is a pending claim of an unissued, pending patent application, which application has not been pending for more than the greater of [***] ([***]) years since (i) its earliest claimed priority date or (ii) the date of the first response on the merits received from the relevant patent office regarding such application.

2.            LICENSING

2.1           License Grant.

(a)               Subject to the terms and conditions of this Agreement, Allist hereby grants to ArriVent an exclusive, even as to Allist and its Affiliates, license (with the right to grant sublicenses through multiple tiers) under the Allist IP to Exploit the Licensed Compounds and Products in the Field and in the Licensed Territory.

(b)               Subject to the terms and conditions of this Agreement, Allist hereby grants to ArriVent a license, with the right to grant sublicenses, through multiple tiers, to use the Allist Trademarks solely in connection with the Commercialization of the Licensed Product in the Field in the Licensed Territory (the “Trademark License”). The Trademark License is exclusive only in relation to the Commercialization of the Licensed Product in the Field in the Licensed Territory and Allist retains the right to use by itself or license to Third Parties the right to use the Allist Trademark in relation to pharmaceutical products other than the Products or in any field other than the Field in the Licensed Territory. ArriVent agrees that the nature and quality of the Licensed Products Commercialized by it under the Allist Trademarks, together with all related advertising, promotional and other related uses of the Allist Trademarks by ArriVent shall conform in all respects with the trademark guidelines ArriVent follows in respect of its own proprietary trademarks. ArriVent shall follow Allist’s brand guidance (which Allist may provide ArriVent from time to time) in using Allist Trademarks. Allist will have the right to monitor ArriVent’s use of the Allist Trademarks and to request that ArriVent correct any failure to comply with this Section 2.1(b) which Allist reasonably determines is likely to adversely affect the strength or value of such trademark, such request not to be unreasonably refused.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

2.2           Rights Retained. Allist retains its rights for any and all purposes in the Retained Territory to Exploit any Allist IP, including to research, develop, make, have made, use, sell, have sold, offer for sale, import, export and license products and processes in the Retained Territory.

2.3           Sublicenses. Subject to the other provisions of this Agreement, ArriVent may grant sublicenses of the licenses granted in Section 2.1 through multiple tiers, to any Affiliates or Third Parties, on the condition that:

(a)               such sublicense occurs pursuant to a written agreement that (i) is subject to the terms and conditions of this Agreement (ii) contains confidentiality and non-compete terms which are consistent with the terms and conditions of this Agreement, and (iii) does not in any way diminish, reduce or eliminate any of ArriVent’s obligations under this Agreement; and

(b)               ArriVent provides Allist with a copy of such sublicensing agreement and if any further sublicenses are granted, procures the provision to Allist with a copy of such further sublicensing agreement, subject to ArriVent’s right to redact any confidential or proprietary information contained therein that is not necessary for Allist to determine compliance with this Agreement.

(c)               ArriVent shall procure that each sublicensee (and further sublicensees) enter into an undertaking with ArriVent, committing such party to comply with the confidentiality, and non-compete terms of this Agreement as if they were parties to this Agreement.

ArriVent shall ensure that all sublicensees and further sublicensees (in case multi-tier sublicenses are granted) shall comply with this clause and shall enforce any failure to comply against such sublicensee and further sublicensee. ArriVent shall be jointly and severally responsible with its sublicensees and any further sublicensees for failure by its sublicensees (and further sublicensees) to comply with all such applicable restrictions and limitations in accordance with the terms and conditions of this Agreement. For purposes of clarity, any reference to sublicensees under this Agreement shall include the concept of further sublicensees in case of multi-tier sublicenses.

2.4           Grant-Back License. Subject to the terms and conditions of this Agreement, ArriVent hereby grants to Allist a non-exclusive license (with the right to grant sublicenses through multiple tiers) to use the ArriVent Results and ArriVent Improvements to Exploit the Licensed Compounds and Products in the Field and in the Retained Territory.

2.5           Transfer of Documents and Information; Support.

(a)               Within [***] ([***]) days following the Effective Date of this Agreement, and in accordance with a plan to be agreed upon by Allist and ArriVent, which shall be subject to any approval or filing requirements under the PRC law (which approvals or filings will be initiated by Allist promptly after the Effective Date of this Agreement and diligently pursued), Allist shall transfer all records and data (including but not limited to the Know-How, preclinical and clinical data, preclinical development, formulation, and manufacturing/CMC data discussed above), information, and materials and Regulatory Filings, or copies thereof, related to the Licensed Compounds Controlled by Allist (collectively “Materials”) on an “as is” basis. Except as provided below, Allist makes no warranties of any kind, either express or implied, with respect to such Materials and expressly disclaims all implied warranties, including, without limitation, those of merchantability and fitness for a particular use.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(b)               If within [***] ([***]) days of the Effective Date, either or both Parties become aware of Materials but were not transferred to ArriVent under this Section 2.5, then such Party shall provide written notice to the other Party and Allist shall promptly disclose and transfer such Materials to ArriVent. Allist shall provide reasonable technical assistance and support, by making appropriate employees available to ArriVent at reasonable times, places, and frequency, and upon reasonable prior notice for the purpose of assisting ArriVent to understand and use such Materials in connection with ArriVent’s development, manufacture and Commercialization of Licensed Products. In addition, to the extent requested by ArriVent, Allist shall provide ArriVent with the translation into English of any of the foregoing Materials to the extent not in English.

2.6           Trademarks. ArriVent shall have right, but not the obligation, to brand the Licensed Products using trademarks and trade names it determines appropriate in its sole discretion for the Licensed Products, which may vary within the Licensed Territory (the “Licensed Product Marks”) without violating the conditions under Section 2.1(b). As between the Parties, ArriVent shall own all rights in the Licensed Product Marks (except with respect to the Allist Trademarks) and shall register and maintain the Licensed Product Marks to the extent it determines reasonably necessary.

2.7           No Implied Licenses. Each Party acknowledges that the licenses granted under this Article 2 are limited to the scope expressly granted. Any rights of Allist not expressly granted to ArriVent under this Agreement will be retained by Allist. Further, no rights are granted to ArriVent under any other intellectual property Controlled by Allist other than Allist IP.

3.            COLLABORATION COMMITTEE

3.1           Collaboration Committee Formation and Composition. A joint committee comprised of [***] ([***]) members, consisting of [***] ([***]) named representatives of each, ArriVent and Allist (the “CC”), will be appointed within [***] ([***]) Business Days of the Effective Date.

3.2           Collaboration Committee Functions and Powers. The CC will be responsible for overseeing the Parties’ development activities related to the Licensed Compounds in each of the Retained Territory and the Licensed Territory. Notwithstanding anything to the contrary, the CC will have no decision-making authority and will have no right, power or authority to amend this Agreement. The principal functions of the Collaboration Committee will include:

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

3.2.1            discussing with ArriVent its Development Plan for developing the Products in the Licensed Territory by taking into account in good faith the development activities of Allist in the Retained Territory;

3.2.2            reviewing any Global Development Plan and monitoring the progress and results achieved under each Global Study;

3.2.3            providing input into (a) the design of each Global Study to be performed, (b) the responses to be made to the Regulatory Agencies with respect to such Global Study; and (c) the responses to be made to any requests for scientific advice from the applicable Regulatory Agencies with respect to such Global Study;

3.2.4            keeping each Party informed of all material development activities related to the Licensed Compound and Products to ensure overall alignment of development of the Licensed Compound and Products in the Licensed Territory and the Retained Territory;

3.2.5            monitoring the progress and results achieved under the Product Development Program;

3.2.6            providing input into (a) the design of the clinical trials to be performed to obtain the applicable Regulatory Approvals for the Products in the Licensed Territory, (b) the responses to be made to the Regulatory Agencies with respect to the Products; and (c) the responses to be made to any requests for scientific advice from the applicable Regulatory Agencies; and

3.2.7            discussing proposals for further development and support of the Products post-Marketing Authorization.

3.3           Governance. Unless otherwise agreed by the Parties, the CC will meet at least every [***] ([***]) months. Each Party shall procure that its representatives on the CC duly exercise their authorities under this Article. A Party may change one or more of its representatives to the CC at any time, provided, however, such Party shall duly inform the other Party of such change in writing within a reasonable time prior to the next meeting of the CC. Members of the CC may be represented at any meeting by another member of the CC, or by a proxy. Either Party may permit additional employees and consultants to attend and participate (on a non-voting basis) in the CC meetings, subject to such Party providing prior written notice to the other Party and to the compliance by such additional employees and consultants with the confidentiality provisions of this Agreement.

3.4           Chair. The CC will be chaired by one ArriVent representative appointed by ArriVent.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

3.5           Minutes and Reports. The CC will be responsible for keeping accurate minutes of its deliberations that record all decisions and all actions recommended or taken. Within [***] ([***]) Business Days of each meeting, the chair will provide the Parties with draft minutes of such meeting and any issues requiring resolution and any decision and action recommended or taken to all members of the CC. All records of the CC will be considered Confidential Information and will be available to both Parties.

4.            DEVELOPMENT

4.1           Performance of Development Program. Subject to the terms and conditions of this Agreement, ArriVent shall use Commercially Reasonable Efforts to develop Products in the Licensed Territory.

4.2           Development Program. The development of Products will be conducted in accordance with the Product Development Plan. Except for the first Program Year, the Product Development Plan will be reviewed by the CC no later than [***] ([***]) days prior to the start of each Program Year. A Product Development Plan for the first Program Year shall be presented to CC by ArriVent within reasonable time after the Effective Date. CC shall review the first Program Year’s Product Development Plan within a reasonable time after initial presentation to CC. The Product Development Plan in effect at any time may not be amended except as reviewed by the CC. If at any time during the Program Year, ArriVent determines that a change to the Product Development Plan is necessary, ArriVent will prepare and submit to the CC a written proposal detailing its proposed changes to the Product Development Plan.

4.3           Conduct of Global Studies. If the Parties mutually agree to conduct a Global Study, one or both Parties shall prepare and submit the proposed strategy, protocol design, budget and internal process timeline for such Global Study in reasonable detail to the CC for its review at least [***] ([***]) days (or any other period of time the Parties agree to) in advance of its anticipated date of initiation. Subject to the foregoing, (a) Licensee shall have the sole responsibility, at its sole cost and expense, for the conduct of the Global Study in the Licensed Territory and (b) Allist shall have the sole responsibility, at its sole cost and expense, for the conduct of the Global Study outside of the Licensed Territory. Each Party will provide written updates to the CC not less than once each calendar quarter with respect to the conduct of such Global Study. Each Party shall maintain and shall cause its Affiliates and licensees and sublicensees to maintain reasonably complete and accurate records regarding their conduct of the Global Study in the Licensed Territory (with respect to ArriVent) or the Retained Territory (with respect to Allist), as applicable. Upon the other Party’s reasonable request not more frequently than once each calendar quarter during which a Party or its Affiliates are performing any Global Study, such Party will provide the other Party such copies of or access to such records as such Party may reasonably request. Each Party shall conduct, and shall ensure that its Affiliates conduct, each Global Study in compliance with the requirements of applicable law and regulations.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

4.4           Product Development by ArriVent. Notwithstanding anything to the contrary in this Agreement, ArriVent shall be responsible for performing all related Product development activities in the Field in the Licensed Territory at its expense from the Effective Date, including the preparation and submission of the appropriate regulatory documents required for Commercialization of the Product within the Field in the Licensed Territory, unless otherwise agreed to by the Parties in the Development Program Plan.

4.5           Responsibility for Regulatory Approvals. ArriVent shall have sole responsibility for, and shall bear the cost of preparing, all regulatory filings and related submissions, including Regulatory Approval applications, with respect to Licensed Products in the Licensed Territory. ArriVent shall use Commercially Reasonable Efforts in preparing and submitting all such regulatory filings and in seeking Regulatory Approvals in all Major Market Countries in the Licensed Territory. ArriVent shall own all Regulatory Approvals for the Licensed Product in each of the jurisdictions in the Licensed Territory.

4.6           Reporting of Progress. ArriVent shall provide CC with complete and accurate semi-annual periodic reports detailing progress made on the Development of Licensed Compounds and Licensed Products. Such reports shall include at minimum a semi-annual summary report of all clinical trial results and other Development activities.

4.7           Data Sharing. ArriVent shall provide to Allist any and all ArriVent Results with respect to preclinical studies and clinical trials relating to the Licensed Compounds undertaken by ArriVent or on its behalf with no extra cost to Allist. In any agreement ArriVent enters with a Third-Party partner for the collaborative development of the Licensed Product for the Licensed Territory, ArriVent use commercially reasonable efforts to procure that such Third Party will agree to provide to Allist all data resulting from research and development undertaken by ArriVent and/or such partner(s). Without limiting the foregoing, each Party shall provide to the other Party any data and results generated by such Party in the conduct of any Global Study with no extra cost to the other Party. In any agreement that either Party enters into with a Third-Party for the conduct of any Global Study, such Party will use commercially reasonable efforts to procure that such Third Party will agree to provide to the other Party all data and results resulting from the conduct of the Global Study by such Third Party.

4.8           Right of ArriVent to Cross-Reference. Allist hereby grants ArriVent the right to cross-reference Allist’s or its Affiliate’s Regulatory Filings made, and Regulatory Approvals received for Products anywhere within the Retained Territory, including any Allist Results generated in the conduct of any Global Study conducted by Allist in the Retained Territory. In furtherance of the foregoing, Allist shall (or shall cause an applicable Affiliate to) provide a signed statement to this effect, if requested by ArriVent, in accordance with 21 C.F.R. § 314.50(g)(3) or the equivalent as required in any country or region of the Licensed Territory, or otherwise provide appropriate notification of such right of ArriVent to the applicable Regulatory Agency.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

4.9           Right of Allist to Cross-Reference. ArriVent hereby grants Allist the right to cross-reference ArriVent’s or its Affiliate’s Regulatory Filings made, and Regulatory Approvals received for Products anywhere within the Licensed Territory including any ArriVent Results generated in the conduct of any Global Study conducted by ArriVent in the Licensed Territory. In furtherance of the foregoing, ArriVent shall (or shall cause an applicable Affiliate to) provide a signed statement to this effect, if requested by Allist, in accordance with 21 C.F.R. § 314.50(g)(3) or the equivalent as required in any country or region in the Retained Territory, or otherwise provide appropriate notification of such right of Allist to the applicable Regulatory Agency.

4.10         Safety Data. Notwithstanding the foregoing, each Party shall supply to the other all safety data and any other data or summaries thereof Controlled by such Party and necessary for such Party to comply with its obligations to the relevant Regulatory Agency in its territory, at no additional cost to the receiving Party, including in particular any data and information about adverse effects. As soon as reasonably practicable following the Effective Date, the Parties shall enter into a safety data exchange agreement defining pharmacovigilance responsibilities of the Parties including the collection, investigation, reporting and exchange of information concerning any adverse experiences or product quality related to Licensed Compounds and Products.

5.            COMMERCIALIZATION; MANUFACTURE AND SUPPLY

5.1           Responsibility for Manufacturing. Subject to the terms and conditions of this Agreement, ArriVent shall be responsible for manufacturing and supplying Licensed Products in the Licensed Territory by itself or through a Third-Party manufacturer for Commercialization of Licensed Product following receipt of Regulatory Approval on a country-by-country basis in the Licensed Territory. ArriVent shall be responsible for supplying Licensed Products for clinical trials and related programs required for Regulatory Approvals in the Licensed Territory. All such supplies shall be manufactured in accordance with current applicable laws, regulations, and good industrial practice in the relevant territory.

5.2           Manufacturing Technology Transfer. As soon as reasonably practicable following the Effective Date, Allist shall (a) transfer, and thereafter continue, during the Term as may be reasonably requested by ArriVent from time to time, the transfer (from Allist, its Affiliates, or its Third Party contract manufacturers) to ArriVent and its designees copies in English (in an electronic format) of all Know-How Controlled by Allist or its Affiliates (or any of its Third Party contract manufacturers, to the extent Allist has the right to do so under its agreements with such Third Party contract manufacturers, in order to enable ArriVent and its designees to manufacture the Licensed Products, including, if desired by ArriVent, to replicate the process employed by or on behalf of Allist prior to the Effective Date to manufacture the Licensed Compound and (b) to the extent that Allist does not have the right to so transfer under its agreements with such Third Party contract manufacturers, use good faith efforts to obtain such right. Such transfers shall include all process, analytical, and formulation development data, all technical memoranda, all process evolution data, and all batch records. In addition, at the reasonable request of ArriVent from time to time, Allist shall make its employees and consultants (including personnel of its Affiliates and Third-Party contract manufacturers) available to ArriVent and its designees to provide reasonable consultation and technical assistance in order to ensure an orderly transition of the manufacturing technology and operations to ArriVent and its designees and to assist ArriVent and its designees in its manufacture of Licensed Products.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

5.3           Commercial Responsibility. ArriVent, itself and/or through its Affiliates or sublicensees, will be solely responsible for performing and will use Commercially Reasonable Efforts to perform, all Commercialization activities including, but not limited to, the marketing, strategy, pricing, promotion, reimbursement, branding, distribution and sale of Products in the Licensed Territory. Without limiting the generality of the foregoing, upon Regulatory Approval of a Licensed Product in a country, ArriVent shall use Commercially Reasonable Efforts to Commercialize such Licensed Product in such country.

5.4            Supply Arrangement. ArriVent shall have the right to source its supply of the Product from Allist or Allist’s contract manufacturer or any Third Party in the quantities necessary to conduct any clinical trials or otherwise for Commercialization as set forth below:

5.4.1         Source from Third Party in the Licensed Territory. ArriVent shall have the right to source the Licensed Compounds or the Products from a Third Party in the Licensed Territory; provided, that, ArriVent shall use reasonable measures to procure that such Third Party will comply with all applicable obligations under this Agreement, including the confidentiality and restricted use, reporting, audit and inspection provisions hereunder.

5.4.2         Source from Allist or Allist’s existing contractor manufacturer. ArriVent shall also have the right to source Licensed Compounds or the Products from Allist or Allist’s existing contractor manufacturer subject to the negotiation and execution of a supply agreement which ArriVent and Allist and/or such Third Party contractor will negotiate in good faith promptly following the execution of the Agreement, in which case the transfer price for such Licensed Compounds or Products shall be set at (a) in case of the supply of the Licensed Compounds by Allist, [***] percent ([***]%) of Allist’s actual manufacture cost (to be further defined in a supply agreement) or (b) in case of the supply of the Licensed Compounds or Products by Allist’s contract manufacturer, the transfer price to be agreed between ArriVent and Allist’s contract manufacture, which price shall not be higher than the transfer price paid by Allist to buy the Licensed Compounds or Products from Allist’s existing contractor manufacturer, as the case may be. ArriVent shall issue Product orders [***] ([***]) days before the requested delivery date. Allist shall sell Products to ArriVent on a non-returnable basis, except for returns due to nonconforming Products.

5.4.3          Source from Third Party in Retained Territory. Should ArriVent choose to source Licensed Compounds or the Products from a Third Party contract manufacturer in the Retained Territory (other than Allist’s existing contract manufacturer), the procedures below shall be followed:

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(a)            ArriVent shall have the right to negotiate the commercial terms (including price, quantity, delivery term, quality standard, etc.) with such Third Party in the Retained Territory applicable to the Products;

(b)            Allist shall take no responsibility for the Licensed Compound or the Products manufactured by such Third Party; and

(c)            ArriVent shall take all proper measures to ensure that such Third Party complies with all applicable obligations under the terms of this Agreement, including the confidentiality and restricted use, reporting, audit and inspection provisions hereunder. To the extent requested by Allist, ArriVent shall reasonably assist Allist in negotiating the terms of supply of the Licensed Compound or Products by such Third Party in the Retained Territory to Allist for use in the Retained Territory.

5.5            Site Visits.

5.5.1        ArriVent shall allow Allist’s agents reasonably acceptable to ArriVent to have timely and reasonable access to audit financial records, trial protocols, manufacturing sites, pilot scale manufacturing documents, procedures manuals, and patent documents in each case relating solely to the license to Products granted by Allist pursuant to this Agreement to verify compliance with this Agreement. Any such audit shall be conducted no more frequently than [***] per year unless reasonably required more frequently to timely address regulatory issue(s). Any such audit shall be at Allist’s sole cost and expense, and shall be subject to reasonable advance notice.

5.5.2         Allist agrees that, to the extent Allist supplies Licensed Compound and Products to ArriVent under Section 5.4, ArriVent and its agents shall have the right, not more than [***] per calendar year and upon reasonable prior notice to Allist, to inspect and audit the Facility and all records relating to such activities at such Facility generally to the extent related to any Product during the periods in which Products and/or Licensed Compounds are being manufactured by Allist. Following such inspection and audit, ArriVent shall discuss its observations and conclusions with Allist and, if any corrective actions are necessary for Allist to comply with the terms of this Agreement, then promptly following any such discussion, the Parties shall in good faith prepare a schedule that sets forth the required corrective actions and the required deadlines for the performance thereof.

5.6           Product Quality. The Parties will negotiate in good faith one or more definitive agreements with regard to quality matters relating to clinical (GCP), non-clinical (GLP) and manufacturing (GMP) matters (including with respect to the Product) (collectively, the “Quality Agreement”) within [***] ([***]) days after the Effective Date. In the event of a discrepancy between this Agreement and the Quality Agreement, the Quality Agreement shall govern with respect to quality matters and this Agreement shall govern with respect to all other matters.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

5.7           Product Recall. ArriVent shall comply with all applicable laws in developing and Commercializing the Products. If by law or voluntarily, ArriVent commences a recall of any Product, it shall notify Allist of the same and provide Allist with sufficient details.

6.            FINANCIALS AND REPORTS

6.1           Equity Interest in ArriVent. In consideration of the licenses and rights granted to ArriVent hereunder, ArriVent will issue and grant to Allist, 19,411,765 shares of common stock, $0.0001 par value per share, of the Company (the “Shares”) at a purchase price of $0.0001 per share and an aggregate purchase price of $1,941.18, pursuant to the terms of that certain Subscription Agreement, to be executed and delivered by the Parties simultaneously with this Agreement (the “Subscription Agreement”). The Shares would be subject to the same customary rights, preferences and privileges granted to the other holders of ArriVent common stock.

6.2           Initial Payment. In partial consideration for the license rights granted to ArriVent, hereunder, ArriVent shall make a forty-million dollars ($40,000,000) cash payment to Allist as an upfront payment on the Effective Date (“Initial Payment”). This payment shall be non-creditable and non-refundable.

6.3           Milestone Payments. In partial consideration for the license rights granted to ArriVent hereunder, upon achievement of each of the following events (each a “Milestone Event”) (regardless of whether the achievement is made by ArriVent or any of its sublicensees or further sublicensees), with respect to the first occurrence of such Milestone Event with a Licensed Product, ArriVent shall pay to Allist the corresponding payment (each a “Milestone Payment”) as set out in the table below.

Milestone Event	Milestone Payment (US$)
1. [***]	US$[***]
2. [***]	US$[***]
3. [***]	US$[***]
4. [***]	US$[***]
5. [***]	US$[***]
6. [***]	US$[***]
7. [***]	US$[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Milestone Event	Milestone Payment (US$)
8. [***]	US$[***]
9. [***]	US$[***]
10. [***]	US$[***]
11. [***]	US$[***]
12. [***]	US$[***]
13. [***]	US$[***]
14. [***]	US$[***]
15. [***]	US$[***]
16. [***]	US$[***]
17. [***]	US$[***]
18. [***]	US$[***]

6.3.1        For clarity, each Milestone Payment is payable only once, no Milestone Payment would be payable for subsequent or repeated achievements of the corresponding Milestone Events with respect to one or more of the same or different Licensed Products, and in no event would the total amount of Milestone Payments exceed $765 million in the aggregate.

6.3.2         The term “First Indication” in the table above refers to the first Indication of the Licensed Product. The Parties expect that the First Indication would be [***] but acknowledge that the First Indication could be any other Indication.

6.3.3         The term “Second Indication” in the table above refers to second Indication of the Licensed Product. The Parties expect that the second indication would be [***] but acknowledge that the First Indication could be any other Indication. For greater clarity, the term “first indication” / “second indication” / “third indication” used in each milestone above shall not be restricted to be the same indication, and the order of “first”, “second” and “third” shall be counted on a milestone by milestone basis. Additionally, a label expansion that adds additional clinical data showing overall survival will not constitute a second or third indication.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

6.4           Equity Allocation in lieu of Milestone Payment. Upon the mutual agreement of the Parties, ArriVent may pay to Allist for achievement of any Milestone Events in the form of shares of common stock of ArriVent (subject to applicable laws and corporate governance of ArriVent), at a per share purchase price equal to: (i), if ArriVent is publicly listed at the time such Milestone Payment is due to be paid, the then fair market value of the common stock, which fair market value of the stock shall be calculated according to the average closing price during the last [***] days before the relevant Milestone Event is achieved and (ii) if ArriVent is not publicly listed at the time such Milestone Event is achieved, based on the value reasonably determined by its Board of Directors at the time such Milestone Payment is due to be paid.

6.5           Royalty Payments to Allist. In consideration for the license rights granted to ArriVent hereunder, during the royalty terms, ArriVent shall pay the following tiered royalties (“Royalties”) on incremental basis to Allist equal to a percentage (“Royalty Rate,” as set out below) of Net Sales of all Products in the Licensed Territory. All payments of Royalties shall be non-creditable and non-refundable, without any deduction.

Net Sales in the Licensed Territory (in millions US$)	Royalty Rate
[***]	[***]%
>[***]	[***]%
>[***]	[***]%
>[***]	[***]%
>[***]	[***]%

For purposes of determining the Royalty Rate, the “Net Sales in the Licensed Territory” shall be calculated throughout the Licensed Territory regardless of whether any sales are made by ArriVent’ s sublicensees (and further sublicensees, if applicable) and ArriVent’ s sales agents. For clarity, the reduction of Royalty Rate under Section 6.6 and/or the termination of the Royalty Term under Section 6.7 in any country or with respect to any Licensed Product shall not affect the calculation of Net Sales in such countries of the Licensed Territory or with respect to such Licensed Product.

6.6           Royalty Rate Reduction. The amount of Royalties in relation to the Net Sales in Section 6.5 in a particular country with respect to a particular Product would be:

6.6.1         reduced by [***] percent ([***]%) starting from the [***] day of the first full Calendar Quarter following the date on which no Valid Claim of the Allist Patent Rights covers the Product in that country of sale or a generic product of the Product enters into such country; and

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

6.6.2        reduced by the amount of Third-Party Payments actually paid to any Third Party Licensor according to Article 7.9 to secure licenses to Exploit the Product.

For clarity, if, with respect to a particular Product and in a particular country, both Articles 6.6.1 and 6.6.2 apply, the amount of royalty payable to Allist shall be calculated by having royalty amount calculated according to Article 6.5 be first deducted by the Third-Party Payments and then reduced by [***] percent ([***]%).

In no event shall the amount of Royalty become negative.

6.7           Royalty Term. The payment of Royalty set forth above shall be payable for each Licensed Product on a product-by-product and country-by-country basis from the date of First Commercial Sale of such Licensed Product in such country until the later of:

6.7.1         the expiration of the last Valid Claim of the Allist Patent Rights covering the composition or all approved indications of the Product in such country;

6.7.2         the expiration of the applicable period of regulatory-based exclusivity in such country; or

6.7.3          [***] ([***]) years after First Commercial Sale of such Product in such country.

Upon the expiration of the royalty term set out in Article 6.7 with respect to each Product in each country, ArriVent would have an irrevocable, fully-paid, royalty-free license with respect to such Product in such country with no obligation to continue paying Royalties. For clarity, the obligation to make Milestone Payments will terminate upon the expiration of the Royalty Term.

6.8           Payment Schedule. ArriVent shall pay Allist according to the schedules set forth in Section 6.9 through 6.11.

6.9           Initial Payment. Allist shall issue an invoice reflecting the Initial Payment under Article 6.2 after the Effective Date. ArriVent shall settle the Initial Payment with [***] ([***]) days of its receipt of such invoice.

6.10         Milestone Payments. ArriVent shall provide to Allist, within [***] ([***]) days of the achievement of any Milestone Event, a written notice stating (i) the specific Milestone which has been achieved, with sufficient details; and (ii) the date when such Milestone Event was achieved. Allist shall issue an invoice reflecting the corresponding Milestone Payment upon being notified or otherwise aware of the achievement of the Milestone Event. ArriVent shall settle the invoice with [***] ([***]) days from the date of its receipt of such invoice.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

6.11         Royalty Payments. During the Term of this Agreement commencing with the First Commercial Sale of each Licensed Product, ArriVent shall furnish or cause to be furnished to Allist on an annual basis, a written report or reports covering each Program Year (each such Program Year being sometimes referred to herein as a (“Reporting Period”) showing:

(a)            gross invoiced sales and the deductions (with a breakdown showing the types of deductions) used to calculate Net Sales of each Product sold by ArriVent, its Affiliate and its sublicensees during the Reporting Period on a country-by-country basis;

(b)            the Royalties, payable in Dollars, which shall have accrued hereunder in respect of such Net Sales;

(c)            the exchange rates used, if any, in converting into Dollars, from the currencies in which sales were made;

(d)            dispositions of such Product other than those sold for cash; and

(e)            any withholding taxes required to be paid from such Royalties.

ArriVent shall (and shall procure its Affiliates and sublicensees to) keep complete and accurate records of the sale of Products hereunder with respect to which a Royalty is payable according to this Agreement in accordance with Accounting Standards in the market where the Products are sold. Allist shall issue an invoice upon the receipt of ArriVent’s written report. ArriVent shall settle such invoice within [***] ([***]) days from the date of such invoice.

6.12         Responsibility for Payment. ArriVent shall be responsible for all payments that are due to Allist under this Agreement whether or not ArriVent has been paid by ArriVent’s sublicensees. ArriVent shall use Commercially Reasonable Efforts to ensure that its sublicensees and other partner adhere to their payments obligations so as to enable ArriVent to comply with its payment obligations hereunder

6.13         Mode of Payment. All payments to Allist hereunder shall be made by wire transfer of Dollars in the requisite amount to the following Allist designated account or any other account with Allist notifies ArriVent in writing:

BANK ACCOUNT NUMBER: [***]

BIC CODE: [***]

BANK NAME: [***]

BANK ADDRESS: [***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

6.14         Currency Exchange. With respect to sales of Product invoiced in a currency other than Dollars, such amounts and the amounts payable hereunder shall be expressed in their Dollar equivalent calculated using the following method. The rate of currency conversion shall be calculated using the average month end “spot rates” during the relevant Reporting Period as published by Bloomberg (or, if not available, those published by Reuters).

6.15         Audit. Upon the prior written request of Allist, upon not less than [***] ([***]) days’ prior written notice, but not more often than once each calendar year, at Allist’s expense, ArriVent shall (and procure its Affiliates, sublicensees, agents, or other partners to) permit an independent public accounting firm of national prominence selected by Allist and reasonably acceptable to ArriVent to have access during normal business hours to those records of ArriVent, its Affiliates and sublicensees as may be reasonably necessary for the sole purpose of verifying the accuracy of the Net Sales report and royalty calculation conducted by ArriVent pursuant to this Agreement, subject in any event to such independent public accounting firm having executed a reasonably acceptable confidentiality agreement with ArriVent. The foregoing audit right shall not apply to records beyond [***] ([***]) years from the end of the Program Year to which they pertain. The accountant shall report to Allist only whether the particular amount being audited was accurate, and if not, the amount of any discrepancy, and the accountant shall not report any other information to Allist. Allist shall treat the results of any such accountant’s review of ArriVent’s records as Confidential Information of ArriVent subject to the terms of Article 9. If such independent public accounting firm’s report shows any underpayment, ArriVent shall remit to Allist within [***] ([***]) days after ArriVent’s receipt of such report, (1) the amount of such underpayment and (ii) if such underpayment exceeds [***] percent ([***]%) of the total amount owed for a Program Year then being audited, the reasonable and necessary fees and expenses of such independent public accountant performing the audit.

6.16         Interest Due. In case of any delay in payment by ArriVent to Allist, interest on the overdue payment shall accrue an annual interest rate, compounded annually, at [***] percent ([***]%) above the prime rate as reported by Bloomberg (or if not available, that reported by Reuters), as determined for each month on the last business day of that month, assessed from the day payment was initially due. The foregoing interest shall be due from ArriVent subject to a special notice in this respect being sent to ArriVent.

6.17        Tax Withholding. Notwithstanding anything else in this Agreement, each Party shall solely bear and pay all taxes imposed on such Party’s net income or gain (in each case, however denominated) arising directly or indirectly from the activities of the Parties under this Agreement. The Parties shall use reasonable efforts to cooperate with one another and shall use reasonable efforts to avoid or reduce, to the extent permitted by applicable laws, tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by ArriVent to Allist under this Agreement. If withholding taxes are imposed on any such payment, ArriVent shall: (i) deduct or withhold such taxes from the payment made to Allist, (ii) timely pay such taxes to the proper taxing authority, and (iii) send proof of payment to Allist within [***] ([***]) days following such payment. To the extent that amounts are so withheld and paid to the proper taxing authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the persons with respect to whom such amounts were withheld. Each Party shall comply with (or provide the other Party with) any certification, identification or other reporting requirements that may be reasonably necessary in order for ArriVent to not withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. Each Party shall provide the other with commercially reasonable assistance to enable the recovery, as permitted by applicable laws, of withholding taxes or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of Allist as the Party bearing the cost of such withholding Tax under this Section 6.13.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

7.            INTELLECTUAL PROPERTY

7.1           Ownership.

7.2           Results. All ArriVent Results generated in connection with the Exploitation of any Licensed Product conducted by or on behalf of ArriVent and/or in connection with the conduct of any Global Study conducted by or on behalf of ArriVent shall be the sole and exclusive property of ArriVent. All Allist Results generated in connection with the conduct of any Global Study conducted by or on behalf of Allist shall be the sole and exclusive property of Allist.

7.3           Ownership of Inventions. Inventorship of Inventions shall be determined by application of US patent laws pertaining to inventorship. Ownership of all Inventions shall be based on inventorship, as determined in accordance with the rules of inventorship under United States patent laws. Each Party shall solely own any Inventions made solely by its or its Affiliates’ employees, agents or independent contractors (“Sole Inventions”). Allist shall solely own any Inventions that are made jointly by employees, agents or independent contractors of one Party or its Affiliates together with employees, agents or independent contractors of the other Party or its Affiliates (“Joint Inventions”), including as part of the technology transfer under Section 2.3 and all Patents claiming Joint Inventions shall be referred to herein as “Joint Patents”

7.4           Disclosure of Improvements and Sole Inventions Claimed by Allist Patent Rights. Allist shall promptly disclose to ArriVent all Improvements (along with Patents claiming such Improvements) and shall promptly respond to reasonable requests from ArriVent for additional information relating to such Improvements. Allist shall also promptly disclose to ArriVent all Sole and Joint Inventions that are claimed by the Allist Patent Rights, including any invention disclosures or other similar documents submitted to Allist by its employees, agents or independent contractors describing such Sole Invention (along with Patents claiming such Sole Invention), and permit ArriVent right to Exploit such disclosure, and shall promptly respond to reasonable requests from ArriVent for additional information relating to such Sole Inventions.

7.5           Disclosure of ArriVent Results. ArriVent shall promptly disclose to Allist all ArriVent Improvements and all ArriVent Results, including any ArriVent Results generated by its employees, agents or independent contractors and shall promptly respond to reasonable requests from Allist for additional information relating to such ArriVent Results.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

7.6           Background IP. Any and all Know-How and Patent Rights which are developed or acquired before or independent from the performance of this Agreement shall remain with the Party which develops or acquires such Know-How and Patent Rights. Without prejudice to the generality of the foregoing, all right, title and interest in all Allist IP shall be retained by Allist throughout this Agreement and afterwards, subject to the license grant in Section 2.1.

7.7           Cooperation in Patent Prosecution. Each Party shall provide the other Party with all reasonable assistance and cooperation in the prosecution of patent rights covering Inventions in the name of such Party, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution.

7.8           Allist Patent Rights; Joint Patents. Except as otherwise provided in this Section 7.8, [***] shall have the first right to direct the preparation, filing, prosecution (including any interferences, reissue proceedings and reexaminations) and maintenance of the [***] Patent Rights and Joint Patents worldwide at its sole cost and expense. [***] shall reasonably consult with [***] and keep [***] reasonably informed of the status of such [***] Patent Rights and Joint Patents, and shall provide [***], at [***] reasonable request, with (A) all material correspondence received from any patent authority in connection therewith and (B) copies of all files (including without limitation the complete texts of all patents and patent applications and copies of all office actions, office action responses and other official communications received from, or filed with, all relevant patent offices) that relate to the [***] Patent Rights or Joint Patents. [***] shall confer with [***] and consider in good faith [***] comments prior to submitting such filings and correspondence, provided that [***] provides such comments within [***] ([***]) days (or a shorter period reasonably designated by [***] if [***] ([***]) days is not practicable given the filing deadline) of receiving the draft filings and correspondence from [***]. To aid [***] in prosecution of such [***] Patent Rights and Joint Patents, [***] will provide information, execute and deliver documents, and cooperate with [***] and do other acts as [***] may reasonably request. If [***] determines in its sole discretion to abandon or not maintain any [***] Patent Rights or Joint Patents anywhere in the Licensed Territory, then [***] shall provide reasonable prior written notice to [***] of such intention (which notice shall, to the extent possible, be given no later than [***] ([***]) days prior to the last deadline for any action that must be taken with respect to any such Patent in the relevant patent office). In such case, upon [***] written election provided no later than [***] ([***]) days after such notice from [***], [***] may prosecute and maintain such [***] Patent Rights or Joint Patents, by counsel selected by [***] reasonably acceptable to [***] and shall bear the costs of such prosecution and maintenance. If [***] does not provide such election within [***] ([***]) days after such notice from [***], [***] may, in its sole discretion discontinue to prosecute and maintain such [***] Patent Rights or Joint Patents without further obligation to [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

7.9           Third-Party Payments. The Parties acknowledge that Allist has not performed or is not able to perform any assessment as to whether any patent or other intellectual property rights belonging to a Third Party (“Third Party IP”) in any jurisdiction in the Licensed Territory may be infringed by the Exploitation of the Allist IP or Commercialization of the Licensed Products. ArriVent may perform a freedom-to-operate analysis at its own cost. Should ArriVent become aware of any of such Third-Party IP, after consulting with Allist in good faith, it may seek a license from the Third Party to enable it to Exploit Allist IP and to Commercialize the Licensed Products. Any Third-Party Payment actually paid to a Third Party shall be deducted from royalties payable to Allist under Article 6.6.

7.10         Patent Term Extensions. ArriVent will be solely responsible for making all decisions regarding patent term extensions in the Licensed Territory that are applicable to Allist Patent Rights or Joint Patent Rights licensed hereunder; provided, that, ArriVent will reasonably consult with Allist with respect to such decisions and implement the reasonable comments and concerns of Allist and Allist shall reasonably cooperate with ArriVent in connection with any ArriVent seeking any such patent terms extensions.

7.11         Patent Linkage. ArriVent will be solely responsible for making all decisions required or allowed in the United States, in the FDA’s Orange Book, the FDA’s Purple Book, in the European Union, under the national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 and in any other country in the Licensed Territory under the equivalent Regulatory Agencies in such country that are applicable to Allist Patent Rights or Joint Patent Rights licensed hereunder; provided, that, ArriVent will reasonably consult with Allist with respect to such decisions and implement the reasonable comments and concerns of Allist and Allist shall reasonably cooperate with ArriVent in connection with such actions.

8.            INFRINGEMENT AND ENFORCEMENT Third Party Infringement Actions.

8.1.1        If either the manufacture, sale or use of a Product pursuant to this Agreement results in, or may result in, any claim, suit or proceeding by a Third Party alleging patent infringement by Allist or ArriVent (or its sublicensees), or by an Affiliate of Allist or ArriVent (“Infringement”), such Party shall promptly notify the other Party hereto via Notice.

8.1.2         ArriVent shall have the first right, but not the obligation, to defend, and take other actions (including to settle) with respect to, any such claim of Infringement in the Licensed Territory (without prejudice to ArriVent’s obligations under Section 2.3), at ArriVent’s sole discretion, cost, and expense; provided, that, (a) ArriVent will discuss in good faith and coordinate with Allist in connection therewith and ArriVent will consider in good faith and reasonably address Allist’s input and comments with respect thereto and (b) ArriVent will not, without the consent of Allist, enter into any such settlement, consent judgment or other disposition of any action or proceeding that would (i) impose any liability or obligation on Allist, (ii) include the grant of any license, covenant or other rights to any Third Party that would conflict with or reduce the scope of the subject matter included under the rights and licenses granted to Allist under this Agreement, or (iii) otherwise adversely affect the licenses or other rights granted to Allist hereunder in any respect. Allist shall have the right to be represented in any such action by counsel of its own choice at Allist’s sole cost and expense.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

8.1.3         If ArriVent determines not to institute an action or proceeding with respect to a given Infringement or if ArriVent or its designee fails to defend such Infringement in the Licensed Territory or to file an action to defend such Infringement in the Licensed Territory within [***] ([***]) days after a written request from Allist to do so, or if ArriVent discontinues the defense of any such action after filing without abating such Infringement, then Allist shall have the right to right, but not the obligation, to defend, and take other actions (including to settle) with respect to, any such claim of Infringement, at Allist’s sole discretion, cost, and expense and shall keep ArriVent reasonably informed with respect to any such enforcement action; provided, that, Allist shall not enter into any settlement admitting the invalidity of, or otherwise impairing, any Allist Patent Rights without the prior written consent of ArriVent, which consent shall not be unreasonably withheld, delayed or conditioned

8.1.4        The Party defending the Third-Party claim will keep the other Party hereto reasonably informed of all material developments in connection with any such claim, suit or proceeding.

8.2           Enforcement Actions.

8.2.1         If either Allist or ArriVent becomes aware of any infringement or threatened infringement by a Third Party of any Allist Patent or Joint Patent, it will notify the other Party in writing to that effect. Any such notice shall include evidence to support an allegation of infringement or threatened infringement, or declaratory judgment or equivalent action, by such Third Party

8.2.2         ArriVent shall have the first right, as between Allist and ArriVent, but not the obligation, to bring an appropriate suit or take other action against any person or entity engaged in, or to defend against, an infringement of any Allist Patent or Joint Patent in the Licensed Territory (each, an “Infringement Response”), at its sole cost and expense and entirely under its own direction and control, including the right to select counsel of its own choice and the right to settle such action; provided, that: (A) ArriVent (shall keep Allist reasonably informed about such Infringement Response, and Allist shall reasonably cooperate with ArriVent in connection with such Infringement Response; and (B) ArriVent shall not take any position with respect to, or compromise or settle, any such infringement in any way that would be reasonably likely to adversely affect the scope, validity or enforceability of any Allist Patent Rights or Joint Patents in the Licensed Territory without the prior consent of Allist, which consent shall not be unreasonably withheld, delayed or conditioned. Allist may, at its own expense, be represented in any such action, and ArriVent and its counsel will reasonably cooperate with Allist and its counsel in strategizing, preparing, and prosecuting any such action or proceeding. If ArriVent fails to bring an Infringement Response respect to such ArriVent Patent within: (X) [***] ([***]) days following the notice of alleged infringement or declaratory judgment or (Y) [***] ([***]) days before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, Allist all have the right, but not the obligation, to bring and control any such action at its own expense and by counsel of its own choice, and ArriVent may, at its own expense, be represented in any such action by counsel of its own choice.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

8.2.3         In any action undertaken by Allist or ArriVent under Section 8.2.2 any damages or other recovery, including compensatory and other non-compensatory damages or recovery actually received from a Third Party, shall first be used to reimburse the Parties for their respective costs and expenses incurred in connection with such action. To the extent that such damages relate to loss suffered by ArriVent or Allist as a result of such Third-Party infringement, said remaining damages or other recovery shall be treated as Net Sales and ArriVent shall pay Allist the applicable royalty on such Net Sales and retain the balance.

9.            CONFIDENTIALITY

9.1           Non-disclosure and Exceptions. Each Receiving Party which receives the Confidential Information of the Disclosing Party pursuant to this Agreement shall: (a) maintain in confidence such Confidential Information using not less than the efforts that such Receiving Party uses to maintain in confidence its own proprietary information of similar kind and value, but in no event less than a reasonable degree of efforts; (b) not disclose such Confidential Information to any Third Party without first obtaining the prior written consent of the Disclosing Party, except for disclosures expressly permitted pursuant to this Article 9; and (c) not use such Confidential Information for any purpose except those permitted under this Agreement, including, in the case of each Party, the exercise of the rights and licenses granted to such Party hereunder. Neither Receiving Party shall publish or disclose to any Third Party, including its independent contractors, any Confidential Information of the Disclosing Party without the advance execution of a binding confidentiality agreement between the Third Party and the disclosing Party. Neither Receiving Party shall disclose to any Third Party or use for any purpose other than pursuant to this Agreement any Confidential Information of the Disclosing Party, unless such Party can demonstrate that such information:

9.1.1         was known to the Receiving Party or to the public prior to disclosure by the disclosing Party under this Agreement, as shown by written records;

9.1.2         becomes known to the public from a source other than the Receiving Party, without any breach by the Receiving Party of its obligations hereunder;

9.1.3         is disclosed to the Receiving Party on a non-confidential basis by a Third Party having a legal right to make such disclosure;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

9.1.4         is independently developed by the receiving Party not having access to the disclosing Party’s information as evidenced by written records, without reference to or reliance upon the Disclosing Party’s Confidential Information.

9.2           Survival. Such obligations of confidentiality and non-use shall survive expiration or termination of this Agreement for a period of [***] ([***]) years from the Effective Date of such termination or expiration.

9.3           Authorized Disclosure. Each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary in the following instances:

9.3.1         filings submitted to a Regulatory Agency to the extent necessary for obtaining marketing approvals in the Field;

9.3.2         prosecuting or defending litigation;

9.3.3         complying with applicable governmental regulations;

9.3.4         as necessary in order for each Party to exercise its rights (including subcontracting) under this Agreement;

9.3.5         conducting pre-clinical or clinical trials of the Products;

9.3.6         disclosure on a “need to know” basis to Affiliates, sublicensees, employees, consultants or agents who agree to be bound by similar terms of confidentiality and non-use at least equivalent in scope to those set forth in this Article 9;

9.3.7         to actual or potential investors, investment bankers, lenders, other financing sources or acquirors (and attorneys and independent accountants thereof) in connection with potential investment, acquisition, collaboration, merger, public offering, due diligence or similar investigations by such Third Parties or in confidential financing documents, except that, in each case, that any such Third Party agrees to be bound by terms of confidentiality and non-use (or, in the case of the Receiving Party’s attorneys and independent accountants, such Third Party is obligated by applicable professional or ethical obligations) that are no less stringent than those contained in this Agreement (except to the extent that a shorter confidentiality period is customary in the industry); and

9.3.8         such disclosure is required by court order, judicial or administrative process, applicable law, or an order from the exchange where the Party is listed, except that, in such event, the Receiving Party shall promptly inform the Disclosing Party of such required disclosure and provide the Disclosing Party an opportunity to challenge or limit the disclosure obligations. Confidential Information that is disclosed as required by court order, judicial or administrative process or applicable law shall remain otherwise subject to the confidentiality and non-use provisions of this Article 9 and the Receiving Party shall take all steps reasonably necessary, including seeking of confidential treatment or a protective order, to ensure the continued confidential treatment of such Confidential Information.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

9.3.9 A Party may disclose this Agreement and its terms, and material developments or material information generated under this Agreement, in securities filings with the US Securities and Exchange Commission (“SEC”) (or equivalent foreign agency) to the extent required by applicable law after complying with the procedure set forth in this Section 9.3.9. To the extent applicable, the Party seeking to make such disclosure will (i) prepare a draft confidential treatment request and a redacted version of this Agreement to request confidential treatment for this Agreement, which redacted version will be provided to the other Party reasonably in advance of such filing or other disclosure; (ii) give the other Party a reasonable time under the circumstances to comment upon such disclosure; and (iii) in good faith consider incorporating any such comments of the other Party. The Party seeking such disclosure shall exercise commercially reasonable efforts to obtain confidential treatment of this Agreement from the SEC as represented by such redacted version provided to the other Party. Further, each Party acknowledges that the other Party may be legally required, or may be required by the listing rules of any exchange on which the other Party’s or its Affiliate’s securities are traded, to make public disclosures (including in filings with the SEC or other agency) of certain material developments or material information generated under this Agreement and agrees that each Party may make such disclosures as required by law or such listing rules, except that the Party seeking such disclosure shall provide the other Party with a copy of the proposed text of such disclosure sufficiently in advance of the scheduled release to afford such other Party a reasonable opportunity to review and comment thereon.

10.            INDEMNIFICATION, REPRESENTATIONS AND WARRANTIES

10.1            Liabilities; Indemnification by ArriVent. Except to the extent such liability is caused by the negligence or willful misconduct of Allist, ArriVent will defend, indemnify and hold Allist and its directors, officers, employees and contractors harmless from and against any and all losses, claims, suits, proceedings, expenses, recoveries and damages, including reasonable legal expenses and costs including attorneys’ fees, arising out of any claim by any Third Party, including Regulatory Agencies, relating to the Product(s) in the Field in the Licensed Territory or any aspect of ArriVent’s performance in connection with this Agreement, to the extent such liability results or arises from:

10.1.1            ArriVent’s breach of its obligations under this Agreement;

10.1.2            the gross negligence or willful misconduct of ArriVent or its Affiliates, sublicensees, directors, officers, employees or contractors in their performance hereunder;

10.1.3            any material breach by ArriVent of any of its covenants, representations or warranties set forth in this Agreement;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

10.1.4            the conduct by or on behalf of ArriVent of any Global Studies in the Licensed Territory;

10.1.5            any use of Allist IP outside the scope of License Grant; or

10.1.6            the supply of Licensed Compound or the Products by such Third Party to ArriVent, its Affiliate, or licensees.

10.2            Indemnification by Allist. Except to the extent such liability is caused by the negligence or willful misconduct of ArriVent, Allist shall at all times during the Term a indemnify, defend and hold ArriVent and its directors, officers, employees and contractors harmless from and against any and all losses, claims, suits, proceedings, expenses, recoveries and damages, including attorneys’ fees, arising out of any claim by any Third Party, including Regulatory Agencies, in connection with this Agreement to the extent such liability results or arises from:

10.2.1            Allist’s breach of its obligations under this Agreement;

10.2.2            the gross negligence or willful misconduct of Allist or its Affiliates, directors, officers, employees or contractors in their performance hereunder;

10.2.3            any material breach by Allist of any of its covenants, representations or warranties set forth in this Agreement; or

10.2.4            the conduct by or on behalf of Allist of any Global Studies in the Retained Territory.

10.3            If either Party is seeking to enforce its rights under Sections 10.1 or 10.2 (“Indemnified Party”), such Indemnified Party shall inform the other Party (“Indemnifying Party”) of the claim giving rise to the obligation to indemnify pursuant to such Section as soon as reasonably practicable after receiving notice of the claim, but not later than [***] ([***]) days after receiving notice of the claim. The Indemnifying Party may assume the defense of any such claim for which it is obligated to indemnify the Indemnified Party. The Indemnified Party shall cooperate with the Indemnifying Party and the Indemnifying Party’s insurer as the Indemnifying Party may reasonably request, and at the Indemnifying Party’s cost and expense. The Indemnified Party may participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by the Indemnifying Party. Neither Party shall have the obligation to indemnify the other Party in connection with any settlement made without such Party’s written consent, which consent shall not be unreasonably conditioned, withheld, or delayed; provided, however, that the Indemnifying Party shall not be required to obtain such consent if the settlement: (a) involves only the payment of money and shall not result in the Indemnified Party becoming subject to injunctive or other similar type of relief; (b) does not require an admission by the Indemnified Party; and (c) does not adversely affect the rights or licenses granted to the Indemnified Party under this Agreement. If the Parties do not agree as to the application of Section 10.1 or Section 10.2 as to any claim, the Parties may conduct separate defenses of such claim, with each Party retaining the right to Claim indemnification from the other Party in accordance with Section 10.1 or Section 10.2 upon resolution of the underlying claim.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

10.4            Allist Representations and Warranties to ArriVent. Allist represents, warrants and covenants, as applicable, to ArriVent that, as of the Effective Date:

(a)            Allist is the sole and exclusive owner or licensee of the Allist Patent Rights and Allist Know How, and Allist has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in such Allist Patent Rights or Allist Know How in a manner that would prevent Allist from granting ArriVent an exclusive license under such Allist Patent Rights and Allist Know How to Exploit Licensed Products in the Licensed Territory;

(b)            Allist does not own (either solely or jointly) or Control any Patents that contain any claims that cover Licensed Products and that are not included as part of the Allist Patent Rights;

(c)            to Allist’s knowledge, Allist does not own (either solely or jointly) or Control any Know-How that is necessary or reasonably useful to Exploit Licensed Products in the Licensed Territory other than the Allist Know-How;

(d)            to Allist’s knowledge, there are no Third Parties that are practicing any Patents in the Licensed Territory that contain any claims that cover or claim Licensed Products; provided, that, both Parties acknowledge that the representations made above are based on Allist’s actual knowledge without performing any freedom-to-operate analysis;

(e)            to Allist’s knowledge, all Patents listed on Exhibit A (i) are: (A) subsisting and are not invalid or unenforceable, in whole or in part; and (B) free of any encumbrance, lien or claim of ownership by any Third Party; and (ii) have been prosecuted, filed and maintained in accordance with applicable law and all applicable fees have been paid on or before the due date for payment;

(f)            to Allist’s knowledge, each person who has or has had any rights in or to any Patents listed on Exhibit A has assigned and has executed an agreement assigning its entire right, title, and interest in and to such Patents listed on Exhibit A and Licensed Technology to Allist;

(g)            Allist has not received any written notice from a Third Party that any product: (i) that is claimed by the Allist Patent Rights has infringed any Patents of any Third Party; or (ii) was derived from any Allist IP that was misappropriated from any Third Party, and Allist has no knowledge of any imminent threat from a Third Party of such infringement or misappropriation;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(h)            Allist has not received any written notice from a Third Party challenging the inventorship or ownership of any Allist IP; no claim or action has been brought or, to Allist’s Knowledge, threatened in writing by any Third Party alleging that the Allist Patent Rights are invalid or unenforceable, and no Allist Patent is, as of the Effective Date, the subject of any interference, derivation, opposition, cancellation or other protest proceeding;

(i)            to Allist’s actual knowledge, no Third Party is infringing or misappropriating any of the Allist IP; and

(j)            to Allist’s knowledge, it has provided ArriVent with or made available to ArriVent true, accurate and complete information, reports and data Controlled by Allist concerning all scientific studies and human clinical trials relating to any compound covered by the Allist Patent Rights.

10.5            Representations and Warranties of the Parties to Each Other. Each Party represents and warrants to the other that, as of the Effective Date: (a) it is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof; (b) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate or other action; and (c) this Agreement is legally binding upon it, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and equitable principles, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

10.6            Warranty and Disclaimer Concerning Intellectual Property.

(a)            As of the Effective Date of this Agreement, neither Party has received any written notice from any Third Party prior to the Effective Date asserting or alleging that any manufacture, research, or development by the relevant Party of any Product or use of Allist IP licensed to ArriVent by Allist as of the Effective Date infringed or misappropriated the intellectual property rights of such Third Party.

(b)            As of the Effective Date of the Agreement, Allist has not received any written notice from any Third Party prior to the Effective Date asserting or alleging that the manufacturing, research or development of any Product licensed to ArriVent by Allist as of the Effective Date infringed, is subject to a royalty or payment, or misappropriated the intellectual property rights of such Third Party.

(c)            As of the Effective Date of the Agreement, Allist does not pay royalties or other payments for access to Third Party intellectual property rights for the research, development, manufacture, importation or exportation of any Product by Allist.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(d)            As of the Effective Date of the Agreement, to Allist’s knowledge, there is no pending or threatened actions, suits or proceedings against Allist involving the Allist IP.

(e)            Without limiting the generality of the foregoing, each Party expressly does not warrant (i) the success of any research or development activities commenced under the Product Development Plan or (ii) the safety or usefulness for any purpose of the technology it provides hereunder.

(f)            Each Party hereby disclaim any implied or express warranties except as expressly stated herein.

10.7            Limitations on Liabilities. Notwithstanding anything to the contrary in this Agreement, except for the breach of Articles 2.1, 2.2, 2.3(a), 2.3(b), 2.3(c) and 9, in no event shall one Party be liable to the other Party for any incidental, indirect, exemplary, special or consequential damages whatsoever (including, but not limited to, lost profits, loss of goodwill, or interruption of business) that may be suffered or incurred by such other Party. For the sake of clarity, lost profits do not encompass payments accrued or payable by one Party to the other.

10.8            Insurance. Each Party, at its own expense, shall maintain product liability and other appropriate insurance (or self-insure) in an amount consistent with sound business practice in the Licensed Territory and Retained Territory respectively, and reasonable in light of its obligations under this Agreement during the Term. Each Party shall provide a certificate of insurance (or evidence of self-insurance) evidencing such coverage to the other Party upon request.

11.            TERM AND TERMINATION

11.1            Term. This Agreement shall commence on the Effective Date and, unless otherwise earlier terminated according to Articles 11.1, and 11.4, shall remain in effect until the expiration of ArriVent’s obligation to pay royalties according to Article 6.7 for all Licensed Products, subject to the surviving provisions as set forth herein. Upon the expiration (but not early termination) of the Term for such Licensed Product, the licenses granted to ArriVent shall continue in effect, as non-exclusive, fully paid-up, royalty-free, transferable, perpetual and irrevocable, with the right to grant Sublicenses through multiple tiers, with respect to such Licensed Product in the Licensed Territory.

11.2            Termination by ArriVent for Convenience. At any time, ArriVent may terminate this Agreement, at its sole discretion and at-will, in its entirety or on a Licensed Product-by-Licensed Product and country by country basis, by providing written notice of termination to Allist, which notice includes an effective date of termination at least sixty (60) days after the date of the notice.

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11.3            Termination for Cause. If either Party believes that the other is in material breach of its obligations hereunder, then the non-breaching Party may deliver notice of such breach to the other Party. The allegedly breaching Party shall have [***] ([***]) days to cure such breach from the receipt of the notice, except that, if such breach is capable of being cured but is not cured within such [***]-day period, the breaching Party may cure such breach during an additional period as is reasonable in the circumstances not to exceed [***] ([***]) days by initiating actions to cure such breach during such initial [***]-day period and using Commercially Reasonable Efforts to pursue such actions. If the allegedly breaching Party fails to cure that breach within the applicable period set forth above, then the Party originally delivering the notice of breach may terminate this Agreement on written notice of termination. Any right to terminate this Agreement under this Section 11.3 shall be stayed and the applicable cure period tolled if, during such cure period, the Party alleged to have been in material breach shall have initiated dispute resolution in accordance with Article 12 with respect to the alleged breach, which stay and tolling shall continue until such dispute has been resolved in accordance with Article 12. If a Party is determined to be in material breach of this Agreement, the other Party may terminate this Agreement if the breaching Party fails to cure the breach within the balance of the [***] ([***]) day cure period after the conclusion of the dispute resolution procedure.

11.4            Termination for Bankruptcy.

(a)            Either Party hereto shall have the right to terminate this Agreement forthwith by written notice to the other Party (i) if the other Party is declared insolvent or bankrupt by a court of competent jurisdiction, (ii) if a voluntary or involuntary petition in bankruptcy is filed in any court of competent jurisdiction against the other Party and such petition is not dismissed within [***] ([***]) days after filing, or (iii) if the other Party shall make or execute an assignment of substantially all of its assets for the benefit of creditors (each, an “Insolvency Event”).

(b)            Section 365(n) of the Bankruptcy Code. The licenses granted pursuant to Sections 2.1 are, for all purposes of Section 365(n) of Title 11 of the United States Code, as amended (“Bankruptcy Code”), licenses of rights to “intellectual property” as defined in the Bankruptcy Code. Upon the occurrence of any Insolvency Event with respect to Allist, the Parties agree that ArriVent, as licensee of such licenses under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code with respect to such licenses. Without limiting the generality of the foregoing, Allist and ArriVent intend and agree that any sale of Allist’s assets under Section 363 of the Bankruptcy Code shall be subject to ArriVent’s rights under Section 365(n) of the Bankruptcy Code, that ArriVent cannot be compelled to accept a money satisfaction of its interests in the intellectual property licensed pursuant to this Agreement, and that any such sale therefore may not be made to a purchaser “free and clear” of ArriVent’s rights under this Agreement and Section 365(n) of the Bankruptcy Code without the express, contemporaneous consent of ArriVent. Allist and ArriVent acknowledge and agree that “embodiments” of intellectual property within the meaning of Section 365(n) include laboratory notebooks, cell lines, vectors, reagents, assays, product samples and inventory, research studies and data, Regulatory Filings and Regulatory Approvals. If a case under the Bankruptcy Code is commenced by or against Allist, this Agreement is rejected as provided in the Bankruptcy Code, and ArriVent elects to retain its rights hereunder as provided in Section 365(n) of the Bankruptcy Code, Allist (in any capacity, including debtor-in-possession) and its successors and assigns (including a trustee) shall: provide to the ArriVent all such intellectual property (including all embodiments thereof) held by Allist and such successors and assigns, or otherwise available to them, upon the ArriVent’s written request.

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11.5            Effect of Termination by Allist. Subject always to the provisions of Article 11.10, in the event of termination this Agreement by Allist under Section 11.3 or 11.4 or by ArriVent under Section 11.4, (i) ArriVent may, at its discretion, continue to distribute and sell Licensed Products in the Licensed Territory, in accordance with the terms and conditions of this Agreement, for a period reasonably sufficient for it to sell off all amounts of Licensed Product in its inventory not to exceed [***] ([***]) months from the effective date of such termination (the “Wind-Down Period”); provided, that, during the Wind-Down Period, ArriVent shall continue to make any and all applicable payments to Allist for the Licensed Product sold or disposed by ArriVent; (ii) all rights to Allist IP licensed herein shall revert to Allist, and all licenses granted herein by Allist to ArriVent shall terminate; and (iii) ArriVent shall, at its own expense, promptly provide Allist with all ArriVent Results, including data and results that are reasonably necessary for the development, manufacture and Commercialization of Licensed Products or Licensed Compounds; (iii) ArriVent will, at its own expense, promptly assign or transfer to Allist or its designee, at Allist’s request, all Regulatory Filings with Regulatory Agencies concerning Licensed Products, including, without limitation, Regulatory Approvals and applications therefor; (iv) at no expense to Allist or any of its Affiliates, ArriVent shall assign and promptly transfer to Allist or its Affiliates, as requested by Allist, any trademarks and product domain names associated with any Product.

11.6            Effect of Termination by ArriVent. Subject always to the provisions of Article 11.10, in the event of termination by ArriVent under Section 11.3, ArriVent may, at its discretion, select either (a) terminate this Agreement and to discontinue using the Licensed Products and Licensed Compounds; or (b) have this Agreement continue in full force and effect, subject to ArriVent’s continued compliance with all of the terms and conditions of this Agreement, including, for clarity, the payment of all consideration (including all milestone payments and royalties) due and payable to Allist under and in accordance with Article 6; provided, that, all such consideration shall be reduced by [***] percent ([***]%).

11.7            Prior Payment. The expiration or earlier termination of this Agreement does not affect any payment which ArriVent has already made under this Agreement.

11.8            No Waiver. The right of a Party to terminate this Agreement, as provided in this Article 11, shall not be affected in any way by its waiver or failure to take action with respect to any prior default.

11.9            Return of Confidential Information. Except as otherwise provided herein, upon termination of this Agreement, all remaining records and materials in its possession or control containing the other Party’s Confidential Information and to which the former Party does not retain rights hereunder, shall promptly be returned or destroyed, at the election of the Party owning the Confidential Information. Notwithstanding the foregoing, one copy of such records may be retained by legal counsel for the former Party.

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11.10            Survival of Obligations. The termination or expiration of this Agreement shall not relieve the Parties of any obligations accruing prior to such termination, and any such termination shall be without prejudice to the rights of either Party against the other Party. Articles 7.1, 7.2, 7.5, 7.7, 9, 10.1, 10.2, 10.3, 10.4, 10.7, 11.5, 11.6, 11.7, 11.8, 11.9, 11.10, 11.11, 12.1, 12.2 and 13.6 shall survive any termination of this Agreement.

11.11            Termination Not Sole Remedy. Termination is not the sole remedy under this Agreement and, whether or not termination is effected all other remedies will remain available except as agreed to otherwise herein.

12.            DISPUTE RESOLUTION

12.1            Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, USA without referring to the rules of conflict in laws.

12.2            Amicable Negotiations and Arbitrations. The Parties agree that the procedures set forth in this Section 12.2 shall be the exclusive mechanism for resolving any dispute (whether in contract, tort or otherwise), controversy, or claim between the Parties arising out of or in connection with this Agreement, any Party’s rights or obligations under this Agreement, breach of this Agreement, or the transactions contemplated by this Agreement (each, a “Dispute”). Any Dispute shall be resolved by final and binding arbitration before a panel of three (3) arbitrators in accordance with the rules of rules of Conciliation and Arbitration of the International Chamber of Commerce (the “ICC”). Such arbitration shall be held in the English language in London, England. In any such arbitration, (a) the panel will be comprised of one arbitrator chosen by ArriVent, one by Allist and the third, who shall act as the chairman of the panel, by the two co-arbitrators; and (b) if either Party fails or both Parties fail to choose an arbitrator or arbitrators within [***] ([***]) days after receiving notice of commencement of arbitration or if the two arbitrators fail to choose a third arbitrator within [***] ([***]) days after their appointment, then either or both Parties shall immediately request that the ICC select the remaining number of arbitrators to be selected, which arbitrator(s) shall have the requisite scientific background, experience and expertise. The language of the arbitration shall be English. Either Party may apply to the arbitrators for interim injunctive relief until the arbitration decision is rendered or the Dispute is otherwise resolved. Either Party also may, without waiving any right or remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending resolution of the Dispute pursuant to this Section 12.2. The arbitrators shall have no authority to award punitive or any other type of damages not measured by a Party’s compensatory damages. The award of the arbitrators shall be final and binding on the Parties (except for those remedies expressly set forth in this Agreement). The award rendered by the arbitrators may be entered and enforced in any court having jurisdiction thereof. Notwithstanding anything in this Section 12.2 to the contrary, each Party shall have the right to institute judicial proceedings against the other Party or anyone acting by, through or under such other Party, in order to enforce the instituting Party’s rights hereunder through specific performance, injunction or similar equitable relief. Each Party shall bear its own costs and expenses and attorneys’ fees in connection with any such arbitration; provided, that, the arbitrators shall be authorized to determine whether a Party is the prevailing Party, and if so, to award to the prevailing Party reimbursement for its reasonable attorneys’ fees, costs and expenses (including, for example, expert witness fees and expenses, photocopy charges and travel expenses). Unless otherwise agreed by the Parties, Disputes relating to Patents and non-disclosure, non-use and maintenance of Confidential Information shall not be subject to arbitration and shall be submitted to a court of competent jurisdiction. The arbitration shall be confidential. Except as may be required by applicable law or as necessary to pursue a legal right, neither Party nor any arbitrator may disclose the existence, content or results of any arbitration without the prior written consent of both Parties. Notwithstanding the provisions of this Section 12.2, either Party may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any equitable relief, including any injunctive or provisional relief and specific performance to protect the rights or property of that Party. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement but shall be in addition to all other remedies available at law or in equity. In addition, notwithstanding the provisions of this Section `12.2, either Party may bring an action in any court having jurisdiction to enforce an award rendered pursuant to this Section 12.2. Until final resolution of the dispute through judicial determination: (i) this Agreement shall remain in full force and effect; and (ii) the time periods for cure as to any termination shall be tolled. The Parties further agree that any payments made pursuant to this Agreement pending resolution of the Dispute shall be refunded if a court determines that such payments are not due.

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13.            MISCELLANEOUS

13.1            Separate Entities / Disclaimer of Agency. Allist and ArriVent are and will remain separate independent entities. This Agreement will not constitute, create or otherwise imply a joint venture, partnership or formal business organization of any kind. Each Party to this Agreement will act as an independent contractor and not as an agent or legal representative of the other. Neither Party will have the right or authority to assume, create or incur any Third-Party liability or obligation of any kind, express or implied, against or in the name of or on behalf of the other Party except as expressly set forth in this Agreement.

13.2            Press Releases and Disclosures. Neither Party will submit for written or oral publication any document, data, or other information generated and provided by the other Party during the Term without first obtaining the prior written consent of the other Party, which consent will not be unreasonably withheld or delayed, especially as it relates to releases required for local fiscal reporting laws, filing regulations or stock rules relating to the Party or any Affiliate of the Party. The contributions of each Party will be noted in all publications, presentations, and press releases.

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13.3            Publicity. Until the later of First Commercial Sale by ArriVent of the first Product, or public announcement by a Regulatory Agency of its approval of such Product for commercial sale, neither Party will disclose to the public, any information about this Agreement, including its existence, without the prior written consent of the other Party, which decision regarding consent will be communicated no later than [***] ([***]) Business Days from the date of receipt of the request, except where required for local fiscal reporting laws, filing regulations or stock exchange rules relating to the Party or any Affiliate of the Party. Furthermore, neither Party shall use in advertising, publicity nor otherwise the name or any trademark of the other Party without prior written consent.

13.4            Force Majeure. If either Party is affected by any extraordinary, unexpected and unavoidable event, including, without limitation, acts of God, floods, fires, riots, terrorism, war, accidents, labor disturbances, breakdown of plant or equipment, lack or failure of transportation facilities, unavailability of equipment, sources of supply or labor, raw materials, power or supplies, infectious diseases of animals, or by the reason of any law, order, proclamation, regulation, ordinance, demand or requirement of the relevant government or any sub-division, authority or representative thereof (provided that in all such cases the Party claiming relief on account of such event can demonstrate that such event was extraordinary, unexpected and unavoidable by the exercise of reasonable care) (“Force Majeure”), it will as soon as reasonably practicable serve notice on the other Party of the nature and extent thereof and take all reasonable steps to overcome the Force Majeure and to minimize the loss occasioned to that other Party. Neither Party will be deemed to be in breach of this Agreement or otherwise be liable to the other Party by reason of any delay in performance or nonperformance of any of its obligations hereunder to the extent that such delay and nonperformance is due to any Force Majeure of which it has notified the other Party and the time for performance of that obligation will be extended accordingly. Notwithstanding the foregoing sentence, should the Force Majeure continue for more than [***] ([***]) months, then the other Party shall have the right to terminate this Agreement immediately upon notice of termination delivered to the affected Party.

13.5            Assignment. This Agreement may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed; provided, however, that each of the Parties may, without such consent, assign its rights and obligations hereunder to any of its Affiliates or in connection with the transfer or sale of all or substantially all of the portion of its business to which this Agreement relates, or in the event of its merger or consolidation or change in control or similar transaction. Any permitted assignee will assume all obligations of its assignor under this Agreement in writing prior to the assignment. Any purported assignment in violation of the preceding sentences will be void.

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13.6            Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties hereto to the other Party (a “Notice”) will be delivered in writing by one of the following means: delivered personally; sent via e-mail with express confirmation from the addressee of its receipt; by facsimile (and promptly confirmed by personal delivery or courier); by a reputable, commercial courier; and addressed to such other Party at its address indicated below, or to such other address as the addressee will have last furnished in writing to the addressor and will be effective upon receipt by the addressee. Such Notices will be effective within [***] ([***]) Business Days of the postmark or transmittal date or when delivered to the addressee, whichever is earlier.

If to Allist:

Shanghai Allist Pharmaceuticals Co., Ltd.
5th Floor, Tower 1,
1227 Zhangheng Road,
Zhangjiang Hi-Tech Park, Shanghai PR China, 201203

Attention: Jie Hu, Executive Board Director / Executive Vice President
E-mail:  [***]

Copy to: Legal Department

If to ArriVent:

ArriVent BioPharma Inc.,
18 Campus Blvd.,
Suite 100
Newtown Square, PA 19073-3269

Attention: Zhengbin Yao, CEO
E-mail:  [***]

Copy to: Legal Department

13.7            Execution of Agreement. This Agreement may be executed by original or facsimile signature in several counterparts, all of which shall be deemed to be originals, and all of which shall constitute one and the same Agreement. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as reasonably practicable following execution thereof.

13.8            Waiver. The waiver by a Party of a breach or a default of any provision of this Agreement by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of a Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party.

13.9            Entire Agreement. This Agreement and the Exhibits and Schedule hereto (which Exhibits, and Schedule are deemed to be a part of this Agreement for all purposes) contain the full understanding of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings relating thereto. No waiver, alteration or modification of any of the provisions hereof shall be binding unless made in writing and signed by the Parties.

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13.10            Severability. In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the Parties shall negotiate a substitute provision that, to the extent possible, accomplishes the original business purpose. During the period of such negotiation, and thereafter if no substituted provision is agreed upon, any such provision which is enforceable in part but not in whole shall be enforced to the maximum extent permitted by law.

13.11            Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their successors and permitted assigns under the Assignment provisions of this Agreement.

13.12            No Third-Party Beneficiaries. No person or entity other than Allist and ArriVent shall be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives, on the date written below.

Shanghai Allist Pharmaceuticals Co., Ltd

Signature:	/s/ Jinhao Du

Name: Jinhao Du
Title: Chairman

Date:	June 30, 2021

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives, on the date written below.

ArriVent Biopharma, Inc.

Signature:	/s/ Zhengbin Yao

Name: Zhengbin Yao
Title: Chief Executive Officer

Date:	June 29, 2021

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EXHIBIT A

ALLIST PATENT RIGHTS

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EXHIBIT B

CC MEMBERS AND PRIMARY CONTACT PERSONS

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SCHEDULE 1

ALLIST TRADEMARKS

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.